PROSPECTUS

May 1, 2003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

                       AICPA GROUP VARIABLE UNIVERSAL LIFE

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT 1-800-562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               PROSPECTUS CONTENTS



SUMMARY OF CHARGES AND EXPENSES................................................6

   EXPENSES OTHER THAN PORTFOLIO EXPENSES......................................6
   WHEN CHARGE IS DEDUCTED.....................................................6
   AMOUNT DEDUCTED.............................................................6

PERIODIC CHARGES OTHER THAN THE FUNDS' OPERATING EXPENSES......................7

   WHEN CHARGE IS DEDUCTED.....................................................7
   AMOUNT DEDUCTED.............................................................7
   DEDUCTIONS FROM PORTFOLIOS..................................................7

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS..................................8

   BRIEF DESCRIPTION OF THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT...8
   THE DEATH BENEFIT...........................................................8
   THE CERTIFICATE FUND........................................................8
   PREMIUM PAYMENTS............................................................9
   ALLOCATION OF PREMIUMS AND INVESTMENT CHOICES...............................9
   TRANSFERS AMONG INVESTMENT OPTIONS..........................................9
   DOLLAR COST AVERAGING.......................................................9
   SURRENDERS.................................................................10
   WITHDRAWALS FROM THE CERTIFICATE FUND......................................10
   LOANS......................................................................10
   CANCELING YOUR CERTIFICATE.................................................10

SUMMARY OF CONTRACT RISKS.....................................................10

   CONTRACT VALUES ARE NOT GUARANTEED.........................................10
   CONTRACT LAPSE.............................................................11
   RISKS OF TAKING WITHDRAWALS................................................11
   RISKS OF TAKING A LOAN.....................................................11
   EFFECT OF PREMIUM PAYMENTS ON TAX STATUS...................................11
   REPLACING YOUR LIFE INSURANCE..............................................12

RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS...............................12

   RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS......................12
   LEARN MORE ABOUT THE FUNDS.................................................12

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES.........13

   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA................................13
   THE SEPARATE ACCOUNT.......................................................13
   THE FUNDS..................................................................14
   VOTING RIGHTS..............................................................18
   SUBSTITUTION OF FUND SHARES................................................19
   THE FIXED ACCOUNT..........................................................19

CHARGES AND EXPENSES..........................................................20

   CHARGE FOR TAXES ATTRIBUTABLE TO PREMIUMS..................................20
   WITHDRAWAL/PARTIAL SURRENDER CHARGE........................................20
   CHARGE FOR THE COST OF INSURANCE...........................................20
   MONTHLY DEDUCTIONS FROM THE CERTIFICATE FUND...............................21
   DAILY DEDUCTION FROM THE SEPARATE ACCOUNT..................................22

   CHARGE FOR EXPENSES INCURRED BY THE FUNDS..................................22

GENERAL DESCRIPTION OF CONTRACTS..............................................24

   THE GROUP CONTRACT.........................................................24
   THE CERTIFICATE HOLDER.....................................................24
   APPLICANT OWNER PROVISION..................................................24
   BENEFICIARY................................................................25
   HOW PRUDENTIAL INSURANCE ISSUES CERTIFICATES...............................25
   MAXIMUM AGE................................................................25
   A "FREE LOOK" PERIOD.......................................................25
   TRANSFERS..................................................................26
   CHANGING THE ALLOCATION OF FUTURE PREMIUM PAYMENTS.........................27
   DOLLAR COST AVERAGING......................................................27
   TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION......................28
   PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS......................28
   OPTIONS ON TERMINATION OF COVERAGE.........................................28
   CONVERSION.................................................................28
   PAID-UP COVERAGE...........................................................29
   PAYMENT OF CASH SURRENDER VALUE............................................29
   OTHER GENERAL CONTRACT PROVISIONS..........................................30
      ASSIGNMENT..............................................................30
      DIVIDENDS OR EXPERIENCE CREDITS.........................................30
      SUICIDE EXCLUSION.......................................................30
      INCONTESTABILITY........................................................30
      MISSTATEMENT OF AGE.....................................................30
   ADDITIONAL INSURANCE BENEFITS..............................................31
      ACCELERATED DEATH BENEFIT (SOMETIMES REFERRED TO AS PRUDENTIAL
        INSURANCE'S LIVING BENEFIT OPTION)....................................31
      ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT..............................31
      EXTENDED DEATH PROTECTION DURING TOTAL DISABILITY (ALSO REFERRED TO
        AS WAIVER OF COST OF INSURANCE CHARGES/PREMIUM).......................31
   PROCEDURES.................................................................32
   WHEN PROCEEDS ARE PAID.....................................................32

PREMIUMS......................................................................32

   ROUTINE PREMIUM PAYMENTS...................................................32
   ADDITIONAL PREMIUM PAYMENTS................................................32
   HOW YOU WILL PAY PREMIUMS..................................................33
   DEDUCTING PREMIUMS BY AUTOMATIC DEBIT......................................33
   EFFECT OF PREMIUM PAYMENTS ON TAX STATUS...................................33
   EFFECTIVE DATE OF INSURANCE:...............................................33
   HOW PRUDENTIAL INSURANCE WILL DEPOSIT AND INVEST PREMIUM PAYMENTS..........33

DEATH BENEFIT AND CONTRACT VALUES.............................................34

   WHEN THE DEATH BENEFIT IS PAYABLE..........................................34
   AMOUNT OF THE DEATH BENEFIT................................................34
   ADJUSTMENT IN THE DEATH BENEFIT............................................34
   HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT.........................34
   MODES OF SETTLEMENT........................................................34
   CHANGES IN FACE AMOUNT OF INSURANCE........................................35
      INCREASES IN THE FACE AMOUNT OF INSURANCE...............................36
      DECREASES IN THE FACE AMOUNT OF INSURANCE...............................36
      HOW WE CALCULATE THE FACE AMOUNT OF YOUR INSURANCE WHEN YOU REACH
        AGE 75 AND AGE 80.....................................................36

SURRENDERS, PARTIAL SURRENDERS/WITHDRAWALS....................................37

   FULL SURRENDERS............................................................37
   CASH SURRENDER VALUE.......................................................37
   PARTIAL SURRENDERS/WITHDRAWALS.............................................38

LOANS.........................................................................38

LAPSE.........................................................................39

   HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING...............................39

REINSTATEMENT.................................................................39

TAX TREATMENT OF CERTIFICATE BENEFITS.........................................40

   TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL...........................40
   PRE-DEATH DISTRIBUTIONS....................................................41
      CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.............41
      MODIFIED ENDOWMENT CONTRACTS............................................41
   WITHHOLDING................................................................42
   OTHER TAX CONSIDERATIONS...................................................42
   FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE........42
   LEGAL PROCEEDINGS..........................................................42
   STATEMENT OF ADDITIONAL INFORMATION........................................45

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................47

This document is a prospectus. It tells you about a Group Variable Universal Life Insurance contract issued by The Prudential Insurance Company of America ("Prudential Insurance," "we," "our," or "us") for group insurance sponsored by the American Institute of Certified Public Accountants ("AICPA") Insurance Trust. Prudential Insurance has issued the Group Contract to the Trustee (the "Trustee") of the AICPA Insurance Trust. We refer in this prospectus to the Trustee as "your Group Contractholder".

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a Definitions Of Special Terms section on page 47.

The Prudential Variable Contract Account GI-2

The Group Contract and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has a number of variable investment options, 12 of which are currently available to Participants. We call each investment option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in certain other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these funds. We may use "Investment Option," "subaccount" or "Fund" interchangeably when referring to a variable investment option.

Participants may choose investment options from among the 12 Funds selected by your Group Contractholder. Participants may also choose to invest in the Fixed Account (The Fixed Account may also be referred to as an "investment option."). Your Group Contractholder may, in the future, select up to eight additional Funds that would then be available to Participants.

You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account.

We describe the 12 Funds chosen by your Group Contractholder briefly in the section called The Funds, which starts on page 14. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.


You should read this prospectus carefully and keep it for future reference. This document will be followed by prospectuses for each of the funds that will be available to you under your group program. You may also request a copy of the statement of additional information, which provides additional details about your coverage.

                         SUMMARY OF CHARGES AND EXPENSES

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. A detailed explanation of these fees and expenses can be found in the Charges and Expenses section beginning on page 20. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, make a withdrawal (Partial Surrender), or make transfers between investment options.

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                                                     Transaction Fees
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Charge                                When Charge is Deducted                     Amount Deducted

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Premium Taxes                         This charge is deducted from each premium   0.00% of each premium payment.
(Taxes Attributable to Premiums)(1)   when the premium is paid.                   Currently, the taxes paid for this Group
                                                                                  Contract are a deduction in computing
                                                                                  Dividends or Experience Credits.
--------------------------------------------------------------------------------------------------------------------------
Other Surrender Fees                  This charge is assessed on a withdrawal     Maximum charge - $20.
                                      (Partial Surrender).                        Current charge - The lesser of $10 or
                                                                                  2% of the amount withdrawn.
--------------------------------------------------------------------------------------------------------------------------
Transfer Charges                      This charge is assessed when transfers      Maximum charge - $20 per transfer
                                      between investment options exceed 12 in a   after the twelfth.
                                      Certificate Year.                           Current charge - $10 per transfer
                                                                                  after the twelfth.
--------------------------------------------------------------------------------------------------------------------------
Loan Interest                         This charge is assessed annually.           Maximum charge - The Loan Account
                                                                                  crediting rate plus 2%.
                                                                                  Current charge - The Loan Account
                                                                                  crediting rate plus 1%.
                                                                                  The Loan Account crediting rate will
                                                                                  generally be equal to the Fixed
                                                                                  Account crediting rate.
--------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds' fees and expenses.

---------------
(1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge.

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                     Periodic Charges Other Than The Funds' Operating Expenses

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Charge                               When Charge is Deducted    Amount Deducted
---------------------------------------------------------------------------------------------------------
*Cost of Insurance(2):
---------------------------------------------------------------------------------------------------------
     Minimum and Maximum Charge      Deducted monthly           Maximum -  $83.33.
                                                                Minimum -  $0.05**
---------------------------------------------------------------------------------------------------------
     Charge for a                    Deducted monthly           Representative current charge - $0.20****
     Representative Certificate
     Owner
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Additional Insurance Benefits:
---------------------------------------------------------------------------------------------------------
     Child Term Insurance            Deducted from the annual   $6.00***
                                     refund, if any.
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Mortality and Expense Risk Fees      Deducted daily.            Maximum charge - 0.90% of the amount
                                                                   of assets in the
                                                                   variable investment
                                                                   options.

                                                                Current charge - 0.45% of the amount
                                                                   of assets in the
                                                                   variable investment
                                                                   options.
---------------------------------------------------------------------------------------------------------
Charge for Administrative Expenses   Deducted monthly.          Maximum charge - $4.00
                                                                Current charge - $0.00
---------------------------------------------------------------------------------------------------------

* The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
*** This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
**** The representative current charge for cost of insurance is a sample rate currently charged for a 45 year old insured.

Deductions From Portfolios

The next table describes the Funds' fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund's fees and expenses is contained in the Prospectus for each Fund.

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                      Total Annual Fund Operation Expenses*                  Minimum   Maximum
----------------------------------------------------------------------------------------------
Gross expenses deducted from the Fund's assets, including management fees,    0.37%     1.83%
distribution [and/or service] (12b-1) fees, and other expenses
----------------------------------------------------------------------------------------------

*For 2002, the net fees of these funds ranged on an annual basis from 0.37% to 1.83% of fund assets.

---------------
(2) The Cost of Insurance ("COI") charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

                  SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential Insurance will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential Insurance will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to your beneficiary when you die. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if your insurance is not in default and there is no Certificate Fund debt or withdrawal.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you selected. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month's charges. If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

Allocation of Premiums and Investment Choices

Before your premiums are allocated to your investment choices, we may deduct charges for taxes on premium payments (or premium based administrative charges). This charge is currently 0.0%. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section on page 20.

You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section on page 19.

Transfers Among Investment Options

You may transfer amounts from one investment option to another - we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one variable option to another, with a minimum transfer of $100 or the entire balance in the investment option, if it is less than $100) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another, with a minimum of 5%). However, we limit the number of times you may transfer amounts out of the Fixed Account to once each Certificate year, but we do not limit the number of transfers into the Fixed Account. See Transfers on page 26.

Dollar Cost Averaging

Dollar Cost Averaging ("DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the Dollar Cost Averaging section on page 27.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders, Partial Surrenders/Withdrawals section on page 37, and the Tax Treatment Of Certificate Benefits section on page 40.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate's Cash Surrender Value. You must withdraw at least $200 in any Withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the Surrenders, Partial Surrenders/Withdrawals section on page 37, and the Tax Treatment Of Certificate Benefits section on page 40.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Depending on the tax status of your certificate, taking a loan may have tax consequences. There may also be tax consequences if your certificate lapses or terminates with an outstanding loan. See the Loans section on page 38, and the Tax Treatment Of Certificate Benefits section on page 40.

Canceling Your Certificate

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.) If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. [However, if applicable law so requires, you will receive a refund on all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experienced.] This refund amount will be further reduced by applicable federal and state income tax withholding. See the A "Free Look" Period section on page 25.

                            SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Certificate's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need.

Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Tax Treatment Of Certificate Benefits section on page 40.

This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Contract Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will "lapse".). Your Certificate will also end if the Certificate debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities Corporation will notify you of the payment you need to make to prevent your insurance from terminating. Aon Securities Corporation must receive your payment by the later of 61-days after the Monthly Deduction Date, or 30 days after the date Aon Securities Corporation mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse and Reinstatement sections on page 39. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the Tax Treatment Of Certificate Benefits section on page 40.

Risks of Taking Withdrawals

You may withdraw part of your Certificate's Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges. There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 or 2% of the amount withdrawn). Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw from the Certificate's Cash Surrender Value, so withdrawals will reduce the amount of your death benefit. Withdrawal of the Cash Surrender Value may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 40.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 40.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment Of Certificate Benefits section on page 40.

Replacing Your Life Insurance

You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

                 RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS

You may choose to invest your Certificate's premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds, page 14 and The Fixed Account page 19.

Risks Associated with the Variable Investment Options

Each of the variable investment options represents a subaccount of the Prudential Variable Contract Account GI-2 (the "Separate Account"). Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a "Fund"). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund Prospectuses for the Portfolios. Each variable investment option has its own investment objective and policies, which are described in the prospectuses for the Funds. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund's current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

      GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The contract and certificates are issued by The Prudential Insurance Company of America ("Prudential Insurance" or the "Company"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contract.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance's general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

Income, gains and losses related to, or charged against, the Separate Account, reflect the Separate Account's own investment experience and not the investment experience of Prudential Insurance's other assets. These assets may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. Currently, 12 Subaccounts (each of which invests in a corresponding Fund) are available to Participants as investment options. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

Set out below is a list of each available Fund, its investment objective and principal strategies, investment management fees and other expenses, and its investment advisor/investment manager.

Two of the Funds have adopted distribution plans under the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

Fund Names and Objectives

The Prudential Series Fund, Inc.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Dreyfus Variable Investment Funds

Dreyfus IP - Developing Leaders Portfolio (formerly Small Cap Portfolio): Seeks to maximize capital appreciation. To pursue this goal, under normal circumstances, the portfolio invests primarily in small-cap companies which are companies with total market values of less than $2 billion at the time of purchase. The Portfolio may continue to hold the securities of companies as their market capitalizations grow, and, thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

Franklin(R) Templeton(R) Variable Insurance Products Trust
(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation by investing at least 80% of its net total assets in emerging market investments, primarily equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.

Janus Aspen Series
(Institutional Shares)

Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio): Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index.

MFS(R) Variable Insurance Trustsm
(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Neuberger Berman Advisers Management Trust

AMT Limited Maturity Bond Portfolio: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

Scudder Variable Series II

Scudder High-Income Portfolio (formerly Scudder High-Yield Portfolio): Seeks to provide a high level of current income by investing at least 65% of net assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds.

Fund Fees and Expenses

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                                                          Investment                            Total
                                                          Management     12b-1     Other        Annual
                         Funds                                Fee        Fees    Expenses      Expenses
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 Prudential Series Fund,  Inc.
 (Class I Shares)
   Equity Portfolio                                          0.45%       0.00%     0.03%        0.48%
   Flexible Managed Portfolio                                0.60%       0.00%     0.03%        0.63%
   Jennison Portfolio                                        0.60%       0.00%     0.01%        0.61%
   Money Market Portfolio                                    0.40%       0.00%     0.03%        0.43%
   Stock Index Portfolio                                     0.35%       0.00%     0.02%        0.37%
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 Dreyfus Variable Investment Funds
 (Initial Class Shares)
   Developing Leaders Portfolio (formerly Small
     Cap Portfolio) (1)                                      0.75%       0.00%     0.06%        0.81%
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 Franklin(R) Templeton(R) Variable Insurance
 Products Trust      (Class 2 Shares)
    Templeton Developing Markets Securities Fund (2)         1.25%       0.25%     0.33%        1.83%
    Templeton Foreign Securities Fund (2) (3)                0.70%       0.25%     0.20%        1.15%
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 Janus Aspen Series
 (Institutional Shares)
  Mid Cap Growth Portfolio (formerly Aggressive
     Growth Portfolio) (4)                                   0.65%       0.00%     0.02%        0.67%
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 MFS(R) Variable Insurance Trust(SM)
 (Initial Class Shares)
   MFS Research Series (5)                                   0.75%       0.00%     0.12%        0.87%
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 Neuberger Berman Advisers
 Management Trust ("AMT")
   AMT Limited Maturity Bond Portfolio                       0.65%       0.00%     0.11%        0.76%
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 Scudder Variable Series II
   Scudder High-Income Portfolio (formerly Scudder
     High-Yield Portfolio)                                   0.60%       0.00%     0.06%        0.66%
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(1) The expenses shown are for the fiscal year ended December 31, 2002. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(2) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

(3) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's

     Board of Trustees and an exemptive order by the SEC. With the management fee reduction, the net annual expenses for the Class 2 shares of the Templeton Foreign Securities Fund were actually 1.13%.

(4) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

(5) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for the series and would equal 0.86%.

Fund Advisers

Prudential Investment LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocation assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC("Jennison") serves as the subadviser for the Jennison Portfolio. Jennison also serves as subadviser to a portion of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2002, Jennison had approximately $48 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. ("PIM") serves as the subadviser for the Flexible Managed Portfolio, the Money Market Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management Inc. ("Salomon") serves as a subadviser for a portion of the assets of the Equity Portfolio. Salomon's address is 399 Park Avenue, New York, NY 10022.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the above-mentioned Dreyfus portfolio. The principal distributor of the portfolio is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser to the above-mentioned Janus portfolio. Janus Distributors LLC serves as the principal underwriter to the portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The investment adviser for the above-mentioned MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the AMT Limited Maturity Bond Portfolio and is also the principal underwriter of the portfolio. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

The asset manager of the Scudder portfolio is Deutsche Investment Management Americas Inc. ("Deutsche"). Deutsche's principal business address is 345 Park Avenue, New York, New York 10154.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund. Each fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential Insurance has not verified that information independently.

A complete description of the funds, fund objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at 1-800-562-9874. You should read the Fund prospectuses before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the portfolios will be met.

Voting Rights

Prudential Insurance is the legal owner of these shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If the federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

     o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

     o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give your instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify you and your Group Contractholder if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under the federal securities laws. Prudential Insurance has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section on page 26. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the When Proceeds Are Paid section on page 32.

                              CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

Charge For Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Dividends or Experience Credits.

We may increase this charge at any time, but the charge will not exceed the amount of taxes paid by us.

Withdrawal/Partial Surrender Charge

A transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $10 and 2% of the amount you withdraw. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a "COI" charge). We will take the charge from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

          - your Certificate's "net amount at risk" by

          - the "cost of insurance rate" for the Covered Person.

"Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

     o    the Covered Person's age;

     o the Covered Person's rate class (such as classes for standard and select status);

     o    the life expectancy of the people covered under your Group Contract;

     o the additional insurance benefits as shown in the Additional Insurance Benefits section on page 31;

     o    the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

     o    the number of Certificates in effect;

     o    the number of new Certificates issued;

     o    the number of Certificates surrendered;

     o    the expected claims (death benefits, living benefits and surrenders);

     o    the expected cost of additional insurance benefits;

     o    the expected expenses; and

     o    the level of administrative services provided to the Group
          Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age and rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates are set out in the 1980 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.
COI Rates: The highest current charge per thousand is $83.33, and applies to insureds age 99. The lowest current rate per thousand is $.05, and applies to insureds under age 30.

The following table provides sample per thousand charges:

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    Insured's Age                  Monthly Cost of Insurance Rate per $1000
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    35                             $0.09
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    45                             $0.20
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    55                             $0.65
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    65                             $1.75
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The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From The Certificate Fund

In addition to the Charge for the Cost of Insurance described on page 20, Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge For Cost of Insurance: Prudential Insurance will deduct the Cost of Insurance charge from your Certificate Fund each month. We will take the charge from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Accelerated Death Benefit: There is no additional charge for this benefit.

Child term insurance: The annual charge for this benefit is $6.00. The same charge is payable for all ages.

AD&D on the employee's life: AD&D Coverage is included in the employee's COI rate.

2. Charge For Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contractholder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums on page 20. Currently, we do not charge for these other taxes.

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the Subaccounts that correspond to the Funds you selected, in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see The Funds section on page 14. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

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     YOU MAKE A PREMIUM PAYMENT.
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     THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

         A CHARGE FOR TAXES ON PREMIUM PAYMENTS. This charge is currently 0.0%.(In some states, this charge is known as a premium-based administrative charge.)

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     THE REMAINDER IS YOUR NET PREMIUM
     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
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DAILY CHARGES

After your Net Premium is directed to your investment option(s), these DAILY CHARGES are made from the Subaccounts (but not from the Fixed Account):

     o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

     o A DAILY CHARGE for expenses incurred by the Funds. These charges are made from the assets of the Fund(s) you selected. The Funds set these charges. You should read the individual Fund prospectuses for details of these charges.

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MONTHLY CHARGES

Prudential Insurance deducts these charges from your Certificate Fund each month:

     o A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, there is no monthly administrative expenses charge. Prudential Insurance reserves the right to deduct such a charge in the future, but such charge will not exceed $4 per month.

     o    A CHARGE FOR THE COST OF INSURANCE.

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POSSIBLE ADDITIONAL CHARGES

Your Group Contract also permits Prudential Insurance to make the following TRANSACTION CHARGES:

     o When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential Insurance may increase this charge in the future, but it will not exceed $20.

     o When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th one. Prudential Insurance may increase this charge in the future, but it will not exceed $20.

Also, Prudential Insurance has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.

                        GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to the Trustee of the AICPA Insurance Trust, the group that sponsors the Group Variable Universal Life Insurance Program.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life insurance. Eligible Group Members may also buy coverage for certain dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Applicant Owner Provision

The Group Contract has an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus apply to both (1) an Eligible Group Member who has obtained insurance coverage on his or her own life, and (2) an Applicant Owner who has obtained insurance coverage on the life of an Eligible Group Member.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an "Applicant Owner" under a Certificate.

An Applicant Owner must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax advisor if you are considering having the certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

The Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Maximum Age

Generally, Prudential Insurance will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. And, Prudential Insurance will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

     o You may ask to receive the Cash Surrender Value of the Certificate. (Prudential Insurance believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Tax Treatment Of Certificate Benefits section on page 40.

     o You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount on page 35. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See Additional Insurance Benefits on page 31. You should refer to your Certificate to learn when coverage under your Certificate will end.

A "Free Look" Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon

Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Group Variable Universal Life Insurance Certificate Date, your premium payments will be invested in the Fixed Account. Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

If there is a change in your Group Variable Universal Life Insurance Coverage which results in a new Certificate Date, the free look provision will not apply.

Transfers

You may transfer amounts from one investment option to another--we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

     o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

     o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

     o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

     o    We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities Corporation on the form we require you to use for this purpose. Aon Securities Corporation will give you a form to use to request a transfer.

If you make more than twelve transfers in a Certificate Year, Prudential Insurance may charge $10 for each transfer after the twelfth. Prudential Insurance may increase this charge in the future, up to a maximum of $20.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the available investment options. Aon Securities Corporation will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. See the Lapse section on page 39.

We do not charge for changing the allocation of your future premiums.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging ("DCA"). Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Securities Corporation will give you a form to request DCA. If Aon Securities Corporation receives your request form in good order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occurs:

     o    We have completed the designated number of transfers.

     o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

     o Aon Securities Corporation receives your written request to end the DCA arrangement. If the request is received by the tenth day of the month, we will cancel the transfer scheduled for the next month. If the request is received after the tenth day of the month, transfers will cease as of the month after the next month.

     o You no longer have coverage under the Group Variable Universal Life Insurance.

We do not charge for the DCA arrangement. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the Transfers section on page 26.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder's Participation

Your Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days' written notice.

In addition, Prudential Insurance may terminate a Group Contract:

     o If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

     o If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section on page 28. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA or any Qualified State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities Corporation receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section on page 28. If you are a member of both the AICPA and a Qualified State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member. When your Group Contractholder ends the Group Contract, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

     o If your Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

     o If your Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below.

Conversion

You may elect to convert your Certificate coverage to an individual life insurance policy without having to give Prudential Insurance evidence that the Covered Person is in good health To elect this option, you must apply for it and pay the first premium:

     o Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or

     o Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or

     o Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential Insurance normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

     o    The amount of your Certificate Fund needed to cancel any loan due,

     o The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

     o The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate coverage ends or reduces without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will include the amount that could have been converted to an individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value to buy Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person's date of birth. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ends. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Tax Treatment of Certificate Benefits section on page 40

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities Corporation on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.
Prudential will honor the assignment only if:

     (1)  You make the assignment in writing
     (2)  You sign it
     (3) Aon Securities Corporation receives a copy of the assignment, or Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Tax Treatment Of Certificate Benefits section on page 40.

Dividends or Experience Credits

The Group Variable Universal Life Contract is eligible to receive Dividends or Experience Credits. We do not guarantee, however, that we will pay Dividends or Experience Credits. If there is a Dividend or Experience Credit, Prudential Insurance will pay it to your Group Contractholder, who will pass it on to you in the form of a refund. Ordinarily, any refund will be reinvested in your insurance - that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within one year from the Certificate Date or reinstatement, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any partial withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within one year after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities Corporation will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities Corporation will refund the difference. If the change in age affects the amount of the person's insurance, Prudential Insurance will change the amount and the cost of insurance accordingly.

Additional Insurance Benefits

The following additional insurance benefits are available to you, either automatically or as options.

Accelerated Death Benefit (sometimes referred to as Prudential Insurance's Living Benefit Option)

You are automatically covered for the Accelerated Death Benefit. Under an accelerated death benefit, you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less . You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If you elect to receive payment under the Accelerated Death Benefit option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated death benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

If you are younger than age 75, you are automatically covered for an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides you insurance, up to the Face Amount, for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

You may choose an extended death benefit that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled for at least 9 months prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section on page 39.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contractholder

Procedures

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

You should submit all forms to Aon Securities Corporation, which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Securities Corporation will forward the forms to Prudential Insurance. Prudential Insurance will consider enrollment forms, payments, orders and other documents to be "received" when Aon Securities Corporation receives them in good order at the address on the forms.

When Proceeds are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial surrender/ withdrawal or loan proceeds within 7 days after Aon Securities Corporation receives the request for payment. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

     o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

     o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential Insurance to accumulate with interest if we may delay payment for more than 10 days.

                                    PREMIUMS

Your Group Variable Universal Life insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the Lapse section on page 39 to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments, called "lump sums", at any time. Each lump sum must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Securities Corporation (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment Of Certificate Benefits section on page 40

Effective Date of Insurance:

When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the second month after you meet all of the requirements.

How Prudential Insurance Will Deposit And Invest Premium Payments

Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the Charges and Expenses section on page 20.

Here's how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

     o BEFORE THE CERTIFICATE DATE. Prudential Insurance will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, we generally will return the premium payment to you.

     o DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

     o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

          If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

                        DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person's insurance is not in default and there is no Certificate Fund debt or withdrawal.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the "Cash Value Accumulation Test".

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Table, and interest rates as described in The Internal Revenue Code, Section 7702

How Your Beneficiary May Receive The Death Benefit

Your beneficiary may receive the Death Benefit in the following ways:

     o PRUDENTIAL'S ALLIANCE ACCOUNT(3). The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential Insurance's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential Insurance to issue a check instead.

     o OTHER OPTIONS. Your beneficiary can arrange with Prudential Insurance for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living).

Modes of Settlement

Prudential Insurance makes the following "modes of settlement" available:

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(3) Prudential's Alliance Account is a registered trademark of The Prudential Insurance Company of America Prudential Securities Incorporated is the Administrator of the Prudential Alliance Account, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (FDIC). Check clearing and processing support are provided by Bank One. Prudential Securities and The Prudential Insurance Company of America are Prudential Financial companies

Option 1: Payments for a Fixed Period

     The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

Option 2: Payment in Installments for Life

     The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

Option 3: Interest Income

     The Death Benefit remains with Prudential Insurance and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

Option 4: Payments of a Fixed Amount

     You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually, as determined by the beneficiary.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Any interest credited will be used to extend the payment period.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

Changes in Face Amount of Insurance

The Face Amount of Insurance may increase or decrease.

You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80.

Here are some things to keep in mind about changes to the Face Amount of your insurance. You should read your Certificate for more information about how changes work in your case.

When your Face Amount of insurance changes--whether it increases or decreases--the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Tax Treatment Of Certificate Benefits section on page 40. You should consult your tax advisor before you change the Face Amount of your insurance.

Increases in the Face Amount of Insurance

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

     o    your current Face Amount;

     o    your age;

     o    your AICPA membership;

     o    your State Society of CPA or other qualifying organization membership;
          and

     o    the schedule of coverage available.

Whenever the Face Amount of insurance increases, Prudential Insurance may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our net amount at risk will increase.

Decreases in the Face Amount of Insurance

You may also be eligible to decrease the Face Amount of your insurance at certain times. The reduced Face Amount must be a scheduled amount available to you.

A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

     (1)  Five times the value of the Certificate Fund, or

     (2)  75% of the Face amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

     (1)  Five times the value of the Certificate Fund, or

     (2)  50% of the Face Amount prior to age 75, whichever is greater

We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced face amount will be calculated on the last business day prior to the effective date of the reduction.

But in no event will your ultimate face amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

                   SURRENDERS, PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section on page 32. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 40

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the Loans section on page 38).

The Cash Surrender Value will change daily to reflect:

     o    Net Premiums;

     o    withdrawals;

     o    increases or decreases in the value of the Funds you selected;

     o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

     o    interest accrued on any loan;

     o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

     o monthly charges that Prudential Insurance deducts from your Certificate Fund.

If you ask, Aon Securities Corporation will tell you the Cash Surrender Value of your Certificate. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value ("Withdrawal" or "Partial Surrender"). We will take it from each investment option you selected in the same proportion as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial surrenders/withdrawals will be effective as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. We will pay you the withdrawn money as described in the When Proceeds Are Paid section on page 32. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of partial withdrawals you can make in a year. However, there is a transaction charge for each partial withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw. Withdrawals may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 40.

                                      LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), any outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value, or if the Maximum Loan Value is less than the $200 minimum. Prudential Insurance will pay loan proceeds as described in the When Proceeds Are Paid section on page 32.

Interest charged on the loan accrues daily at a rate of between 5% and 8%. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

     o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

     o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

     o We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities Corporation.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial surrender/withdrawal from the Certificate Fund. A partial surrender/withdrawal may have tax consequences. See the Surrenders, Partial Surrenders/Withdrawals section on page 37 and the Tax Treatment Of Certificate Benefits section on page 40.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section on page 39.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Tax Treatment Of Certificate Benefits section on page 40.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the Certificate Debt.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

                                      LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund is not enough, Aon Securities Corporation will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a "lapse" when insurance ends because the charges for it are not paid.

How You Can Stop Your Insurance From Lapsing

You must make a payment that is enough to pay outstanding charges. Aon Securities Corporation must receive the payment by the later of:

     o    61 days after the Monthly Deduction Date; or

     o 30 days after the date Aon Securities Corporation mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Tax Treatment Of Certificate Benefits section on page 40.

Aon Securities Corporation will send the notice to your last known address on file. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

                                  REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Menber. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities Corporation:

     o    A written request for reinstatement.

     o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance.

     o A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the Charges And Expenses section on page 20.

     o If your Certificate Debt was not repaid at lapse, you must repay it upon reinstatement. (Such repayment would not be subject to any charges deducted from premium payments.)

     o We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Incontestability section on page 30 and the Suicide Exclusion section on page 30.

     o Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

     Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

                      TAX TREATMENT OF CERTIFICATE BENEFITS

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statement of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

     o the Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. [Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential Insurance) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.]

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance [and that Prudential Insurance will be treated as the owner of the underlying assets.]

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

     o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

     o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax advisor if you are contemplating any of these steps.

     o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, assignments and dividends (passed on to you as refunds) which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends (passed on to you as refunds) which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59-1/2, on account of your becoming disabled or as a life annuity.

     o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

     o First, the Death Benefit is generally not included in the gross income of the beneficiary.

     o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

     o Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Modified Endowment Contracts section on page 41.

     o    Fourth, loans are not generally treated as distributions.

You should consult your tax advisor for guidance on your specific situation.

Legal Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our other operations, including the businesses we are winding down or have divested, including claims related to our discontinued healthcare operations. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment.

In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a "modal" basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys' fees. We filed an answer denying the claims. Thereafter, both we and the plaintiffs filed separate motions for summary judgment. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability, permitting us to appeal the order and staying the case pending completion of the appeal proceeding. The New Mexico Court of Appeals issued a decision on January 17, 2003 reversing the finding of summary judgment in favor of plaintiffs and affirming the denial of Prudential Insurance's motion to dismiss all claims on federal pre-emption grounds. It remanded the case to the trial court to determine if the alleged nondisclosures were material to the plaintiffs. Both the Company and plaintiffs filed petitions for writ of certiorari to the New Mexico Supreme Court, both of which have been denied.

In October 2001, four housing advocacy groups and several individuals represented by one of the groups filed an action against the Company in the United States District Court for the District of Columbia, National Fair Housing Alliance, Inc., et al. v. Prudential Insurance, et al. The complaint alleges, inter alia, that Prudential Insurance and Prudential Property and Casualty Insurance Company intentionally engaged in discriminatory practices to limit, restrict or deny homeowners insurance in several urban areas, including Washington, D.C., Milwaukee, Wisconsin, Richmond, Virginia and Toledo, Ohio, as well as suburban Philadelphia, Pennsylvania. The complaint asserts causes of action based on alleged violations of the Fair Housing Act and describes allegedly discriminatory homeowners insurance underwriting guidelines, terms and conditions and rating territories. The complaint seeks declaratory and injunctive relief and compensatory and punitive damages in unspecified amounts. In July 2002, the District Court denied our motion to dismiss and in August 2002, denied our motion for reconsideration of its decision.

In July 2001, a purported national class action was filed against Prudential Insurance and its Board of Directors in the Superior Court of Essex County, New Jersey, Hutcheson v. Prudential Insurance, et al., challenging Prudential Insurance's Plan of Reorganization. The complaint alleges that, pursuant to the Plan of Reorganization, non-participating policyholders would be paid demutualization compensation at the expense of participating policyholders and purports to assert causes of action for violation of New Jersey's demutualization law, breach and anticipatory breach of contract, and breach of fiduciary duty. The complaint also seeks to enjoin implementation of the Plan of Reorganization, to set aside the results of any vote to approve the Plan of Reorganization, and compensatory damages.

After Hutcheson was filed, two similar lawsuits, containing allegations relating to the payment of demutualization compensation to non-participating policyholders, were filed in the Superior Court of New Jersey, Essex County, i.e., Denenberg v. Prudential Insurance and Scala v. Prudential Insurance. The Scala complaint also contains allegations concerning the creation of the "Closed Block" and raises issues pertaining to voting on the Plan of Reorganization, including disclosures to policyholders. We have filed motions to dismiss all three actions. Hutcheson, Denenberg and Scala are all presently stayed pending the resolution of the appeals described below.

The New Jersey law governing the demutualization provides that a Commissioner's order approving or disapproving a plan of reorganization shall be a final agency decision subject to appeal in accordance with, and within the time period specified by, the rules governing the courts of the State of New Jersey. In October and November, 2001, policyholders, including certain of the plaintiffs in the lawsuits described in the preceding paragraph, filed notices of appeal with the Superior Court of New Jersey, Appellate Division, that challenge the Commissioner's approval of the Plan of Reorganization, including its provision for distribution of consideration to non-participating policyholders. The appeals have all been consolidated. Oral argument was heard in April 2003.

A successful challenge to the Plan of Reorganization or the Commissioner's Decision and Order (and the demutualization) could result in monetary damages, a modification of the Plan of Reorganization, or the Commissioner's approval being set aside. A successful challenge would likely result in substantial uncertainty relating to the terms and effectiveness of the

Plan of Reorganization, and a substantial period of time might be required to reach a final determination. Such an outcome would likely negatively affect holders of Common Stock and could have a material adverse effect on our business, results of operations and financial condition.

In August 2002, a purported nationwide class action was filed in the United States District Court for the Eastern District of Texas captioned Wright, et al.
v. Ryan, et al. The complaint names as defendants Prudential Insurance, Prudential Financial and various present and former officers and directors of the companies and alleges that the treatment of the costs of the sales practices litigation and settlement resulted in an inappropriate allocation of demutualization consideration under the Plan and that such allocation was not accurately described to the policyholders prior to voting. The complaint asserts claims based on common law fraud, breach of fiduciary duty, tortious interference and violations of the RICO statutes, and seeks compensatory and punitive damages in unspecified amounts. In November 2002, the case was transferred to the United States District Court for the District of New Jersey. The Company has moved to dismiss the case but the motion has not yet been decided.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential Insurance, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the Court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. Defendants answered the second amended complaint in November 2001. In October 2002, plaintiffs' motion for class certification was denied.

In August 1999, a Prudential Insurance employee and several Prudential Insurance retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential Insurance and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and Prudential Insurance. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential Insurance would retain shares distributed under the annuity contract in violation of ERISA's fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The complaint seeks injunctive and monetary relief, including restitution to the Prudential Retirement Plan of amounts alleged to have been wrongfully withdrawn and disgorgement of profits made on the use of Plan assets. In March 2002, the court dismissed certain of the claims against the individual defendants.

We have agreed to indemnify Aetna for certain litigation involving our discontinued healthcare operations, and we have been sued directly for certain alleged actions occurring before the disposition of those operations (August
1999). This litigation includes class action lawsuits and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups and former policyholders, purported class action lawsuits challenging practices of our former managed care operations, including the class action lawsuits described below, and coordination of benefits with other carriers.

Nationwide class action lawsuits were filed against us in 1999-2000 in several United States District Courts on behalf of participants in our managed health care plans. In October 2000, by Order of the Judicial Panel on Multi-District Litigation, these actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida, in a consolidated proceeding captioned In re Managed Care Litigation. The consolidated subscriber complaint, Williamson v. Prudential Insurance, alleges violations of RICO and ERISA through alleged misrepresentations of the level of health care services provided, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of fiduciary duty, and deprivation of plaintiffs' rights to the receipt of honest medical services. It also alleges that we and other major health care organizations engaged in an industry-wide conspiracy to defraud subscribers as to the level of services and quality of care. The complaint seeks compensatory damages, restitution and treble damages, all in unspecified amounts, the imposition of an equitable trust for any wrongful revenues and attorneys' fees. Our motion to dismiss the complaint for failure to state a claim was granted and the case dismissed with leave to amend. An amended complaint filed in June 2001 asserts substantially the same claims. In February 2002, the District Court granted our motion to dismiss the RICO, conspiracy and unjust enrichment claims but not the ERISA breach of fiduciary duty claim and granted leave to plaintiffs to amend the ERISA claim. We joined the other defendants in filing a motion for reconsideration of the February dismissal order to the extent that it did not dismiss the ERISA fiduciary duty claims. Plaintiffs filed a motion for reconsideration of the dismissal of the RICO claims. These motions were denied by the District Court in June 2002. We also joined the other defendants in filing a petition requesting that the order be certified for appellate review, that was denied by the United States Court of Appeals for the Eleventh Circuit in May 2002. In the Fall of 2002, the District Court denied the plaintiffs' motion for class certification.

In Batas and Vogel v. Prudential Insurance, a case filed in a New York County Supreme Court in 1997 based on allegations similar to those in Williamson, an intermediate appeals court held that claims alleging breach of contract, fraud, tortious interference with contractual relations and violations of the New York deceptive acts and practices statute may be brought against managed care organizations. The appeals court affirmed the dismissal of claims for breach of fiduciary duty, breach of the covenant of good faith and for injunctive and declaratory relief. Plaintiffs' motion to certify a nationwide class of non-ERISA plan participants is pending.

We have also been sued in Shane v. Humana, et al., a purported nationwide class action lawsuit brought on behalf of provider physicians and physician groups against Prudential and other health care companies in the consolidated proceeding in the United States District Court for the Southern District of Florida. That case alleges that the defendants engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The original complaint asserted various claims for relief based on these allegations, several of which the court, in response to our motion, held were subject to mandatory arbitration. In February 2002, the Court granted our motion to dismiss the remaining claims, including RICO conspiracy and aiding and abetting claims, but allowed plaintiffs the opportunity to amend the complaint. We appealed the District Court's decision to the United States Court of Appeals for the Eleventh Circuit to the extent it failed to require the plaintiff to arbitrate all claims against us. In March 2002, the Court of Appeals affirmed the District Court's arbitration order in all respects. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001. Like the original complaint, it alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys' fees. Our motion to dismiss the amended complaint remains pending. In the Fall of 2002, the District Court granted plaintiffs' motion for class certification of a nationwide class of provider physicians. That order has been appealed to the United States Court of Appeals for the Eleventh Circuit.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America
The Prudential Variable Contract Account GI-2
Principal Underwriter
Sale of the Contract and Sales Commissions
State Regulation
ERISA Considerations
Performance Data
Ratings and Advertisement
Premiums

         Processing Premium Payments
         Information in Good Order
         Rules That Apply
Services Performed by Third Parties
Experts
Financial Statements

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Aon Securities Corporation--A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner--A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member. An Applicant Owner may be, but is not limited to, the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust of which the Eligible Group Memger is the grantor

Attained Age--Your age on your last birthday on or prior to October 1 of each year.

Business Day--A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and outstanding charges.

Certificate--A document issued to you under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary--The same date each year as the Certificate Date.

Certificate Date--The effective date of coverage under a Certificate.

Certificate Debt--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary--October 1 of each year.

Contract Date--The date as of which the Group Contract is issued.

Covered Person--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Dividend-- A portion of Prudential divisible surplus allocable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.

Eligible Group Members-- Members of the AICPA and/or a Qualified State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan (Contract G0-14273) or the Group Variable Universal Life Insurance, but not both.

Experience Credit--A refund that Prudential Insurance may pay based on favorable experience under the Group Contract.

Face Amount--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account--An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically in advance of the effective date of the new rate.

Funds--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

Group Contract--A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contractholder--The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account--An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract--A type of life insurance contract or Certificate under the Internal Revenue Code, which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Tax Treatment Of Certificate Benefits section for a more complete description of the MEC rules.

Monthly Deduction Date--The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Premium--Your premium payment minus any charges for taxes attributable to premiums or any other charges deducted from premium payments. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

Participant--An Eligible Group Member or Applicant Owner under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Separate Account--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

Series Fund--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We--The Prudential Insurance Company of America.

You--A Participant.

To learn more about Prudential's Group Variable Universal Life product, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003 by calling our customer service center toll free at (800) 562-9874. You can also contact the customer service center if you have any questions regarding your contract or in order to obtain personalized illustrations of death benefits or cash surrender values. All of these services are provided without charge.

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. Prudential also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can be obtained from the SEC's Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (HTTP://WWW.SEC.GOV) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 45 of this prospectus.

File No.:  811-07545

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